UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 25, 2015

                            GREENHOUSE SOLUTIONS INC.
             (Exact name of Registrant as specified in its charter)


           Nevada                     000-54759                   45-2094634
----------------------------  ---------------------------   --------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer Ident
     of incorporation)                                       -ification Number)


                            8400 East Crescent Pwky.
                                    Suite 600
                           Greenwood Village, CO 80111
                       ---------------------------------
                    (Address of principal executive offices)

                                 (970) 439-1905
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)


                 ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD

PRESS RELEASE

            On April 25, 2015, the Company issued a press release regarding the addition of Kevin Kjernisted, M.D. to the company's advisory board. A copy of the press release is attached as Exhibit 99.


                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

     On April 25, 2015, the Company announced the addition of Kevin Kjernisted, M.D. to the Company's advisory board.

     Dr. Kevin Kjernisted received his Medical Degree from the University of Manitoba in 1983. He worked as a general practitioner for 5 years before completing training to be a psychiatrist at the University of Manitoba. For more than a decade Dr. Kjernisted was Medical Director of the Anxiety Disorders Clinic and Director of Research at St. Boniface General Hospital in the Department of Psychiatry, University of Manitoba before relocating to Vancouver, Canada where he is currently a Clinical Associate Professor of Psychiatry in the Faculty of Medicine at the University of British Columbia. Dr. Kjernisted has acted as principal investigator in over 35 clinical trials investigating compounds for mood disorders, anxiety disorders, schizophrenia, ADHD and weight management. His research interests also include the "mind-body connection" which involves interactions between the brain, the gut and the immune system (psychoneuroimmunology). Dr. Kjernisted has lectured extensively on this topic to peers at national and international meetings. Optimal treatment in his busy clinical practice involves complementary and alternative treatments including probiotics, exercise and nutraceuticals, along with medications and psychotherapy, in order to address excessive inflammation and oxidation which contribute to psychiatric illness, chronic pain, heart disease, liver disease, diabetes, inflammatory bowel disease, cancer and dementia.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report.

 Exhibit No.               Description

99                         Press Release issued April 25, 2015





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         GREENHOUSE SOLUTIONS, INC.


Date: April 29, 2015

                                         By: /s/ John Michak, III
                                             -----------------------------------
                                              John Michak, III, COO
























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